UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 31, 2024
(Date of earliest event reported)

BBCMS Mortgage Trust 2024-5C31
(Central Index Key Number 0002044180)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Greystone Commercial Mortgage Capital LLC
(Central Index Key Number 0001931347)

(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-276033-06	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	[_]

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2024, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2024-5C31, Commercial Mortgage Pass-Through Certificates, Series 2024-5C31 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of December 1, 2024 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Lender Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2024-5C31 (the “Issuing Entity”), a common law trust formed on December 19, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 39 commercial, multifamily, leased fee and/or manufactured housing community mortgage loans (the “Mortgage Loans”).

The Mortgage Loan secured by the mortgaged property identified as “Hamburg Pavilion” on Exhibit B to the Pooling and Servicing Agreement (the “Hamburg Pavilion Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Hamburg Pavilion Whole Loan”) that also includes one (1) additional pari passu promissory note which is not an asset of the Issuing Entity. Prior to December 31, 2024, the Hamburg Pavilion Whole Loan was being serviced and administered pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan secured by the mortgaged property identified as “Verde Apartments” on Exhibit B to the Pooling and Servicing Agreement (the “Verde Apartments Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Verde Apartments Whole Loan”) that also includes one (1) additional pari passu promissory note which is not an asset of the Issuing Entity. Prior to December 31, 2024, the Verde Apartments Whole Loan was being serviced and administered pursuant to the Pooling and Servicing Agreement.

As of December 31, 2024, each of the Hamburg Pavilion Whole Loan and the Verde Apartments Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated and effective as of December 1, 2024 (the “Benchmark 2024-V12 Pooling and Servicing Agreement”), between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer (“Benchmark 2024-V12 Master Servicer”), K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The servicing terms of the Benchmark 2024-V12 Pooling and Servicing Agreement applicable to the servicing of the Hamburg Pavilion Mortgage Loan and the Verde Apartments Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 6, 2024 (the “Prospectus”). The Benchmark 2024-V12 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

As of December 31, 2024, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), will act as primary servicer of the Hamburg Pavilion Mortgage Loan and the Verde

Apartments Mortgage Loan (the “Midland Serviced Loans”) pursuant to a Primary Servicing Agreement (the “Midland Primary Servicing Agreement”), dated as of December 1, 2024, by and between Midland and Wells Fargo Bank, National Association, in its capacity as Benchmark 2024-V12 Master Servicer. The Midland Primary Servicing Agreement is attached hereto as Exhibit 4.2.

Capitalized terms used in the “Summary of the Primary Servicing Agreement” section below without definition or without previously being defined above have the meanings assigned to them in the Pooling and Servicing Agreement.

Summary of the Primary Servicing Agreement

In connection with the Benchmark 2024-V12 Mortgage Trust securitization, Midland has acquired the right to be appointed as the primary servicer of the Hamburg Pavilion Whole Loan and the Verde Apartments Whole Loan (the “Midland V12 Serviced Loans”). Accordingly, Wells Fargo Bank, National Association, as the related Non-Serviced Master Servicer under the Benchmark 2024-V12 Pooling and Servicing Agreement (the “V12 Master Servicer”), and Midland, as primary servicer, have entered into a primary servicing agreement dated as of December 1, 2024 (the “Midland V12 Primary Servicing Agreement”). The primary servicing of the Midland V12 Serviced Loans will be governed by the Midland V12 Primary Servicing Agreement. The following summary describes certain provisions of the Midland V12 Primary Servicing Agreement (including certain provisions of the Benchmark 2024-V12 Pooling and Servicing Agreement as incorporated into the Midland V12 Primary Servicing Agreement) relating to the primary servicing and administration of the Midland V12 Serviced Loans.

Pursuant to the Midland V12 Primary Servicing Agreement, Midland, as primary servicer, on behalf of the V12 Master Servicer, will be responsible for certain of the obligations of the V12 Master Servicer under the Benchmark 2024-V12 Pooling and Servicing Agreement with respect to the Midland V12 Serviced Loans, including, but not limited to: collecting monthly payments and escrow and reserve payments and maintaining a primary servicer collection account and applicable escrow and reserve accounts (consistent with the requirements of the Benchmark 2024-V12 Pooling and Servicing Agreement) to hold such collections; remitting to holders of the notes comprising the related Whole Loan on a timely basis monthly payments less any primary servicing fees, escrow and reserve payments and payments in the nature of additional servicing compensation due to Midland, as primary servicer; collecting borrower reports, budgets, operating statements, income statements, and rent rolls; preparing reports (including, but not limited to, collection reports, monthly remittance reports, and various CREFC® reports) and performing annual inspections of the related Mortgaged Property; promptly notifying the V12 Master Servicer of any defaults under the Midland V12 Serviced Loans, collection issues or customer issues; provided that Midland will not take any action with respect to enforcing such loans without the prior written approval of the V12 Master Servicer; monitoring borrower insurance obligations on such loans and obtaining such property level insurance when the borrower fails to maintain such insurance; maintaining an appropriate fidelity bond and errors and omissions insurance (or self-insurance). Midland will be responsible for performing the primary servicing of the Midland V12 Serviced Loans in a manner consistent with the applicable servicing standard under the Benchmark 2024-V12 Pooling and Servicing Agreement.

Midland may hold certain original letters of credit on behalf of the V12 Master Servicer and the trustee under the Benchmark 2024-V12 Pooling and Servicing Agreement (the “V12 Trustee”) for the benefit of the certificateholders and the uncertificated interest owner under the Benchmark 2024-V12 Pooling and Servicing Agreement, as well as the trustee under the Pooling and Servicing Agreement (as holder of the Hamburg Pavilion Mortgage Loan and the Verde Apartments Mortgage Loan), but will not hold any other portion of a mortgage file; provided that from time to time, Midland may temporarily have possession of certain other documents in the mortgage file in connection with certain servicing duties. Additionally, Midland will be responsible for maintaining the servicing file (or any portion thereof) and releasing files in accordance with the Benchmark 2024-V12 Pooling and Servicing Agreement and the Midland V12 Primary Servicing Agreement. Any portion of the servicing file or the mortgage file in Midland’s possession will be required to be held by Midland, on behalf of the V12 Master Servicer for the benefit of the certificateholders and the uncertificated interest owner under the Benchmark 2024-V12 Pooling and Servicing Agreement, as well as the trustee under the Pooling and Servicing Agreement (as holder of the Hamburg Pavilion Mortgage Loan and the Verde Apartments Mortgage Loan), and will be identified in accordance with Midland’s customary procedures by assigning a loan number that will reflect the ownership of the related mortgage loan by the V12 Trustee.

Midland will have no obligation to make, or be permitted to make, any principal and interest advance or any servicing advances except as described in the following sentence. With respect to any servicing advance required to be made on an urgent or emergency basis such that Midland is unable to provide the V12 Master Servicer with sufficient notice to enable the V12 Master Servicer to make such servicing advance, Midland may, in Midland’s sole discretion, make such servicing advance with prior notice to the V12 Master Servicer if reasonably practicable and the V12 Master Servicer will be required to reimburse Midland for such servicing advance and interest thereon within 5 business days of receipt of written request therefor.

Midland will not communicate directly with any rating agency regarding the Midland V12 Serviced Loans or the Midland V12 Primary Servicing Agreement except in limited circumstances set forth in the Midland V12 Primary Servicing Agreement.

For so long as Midland is not the special servicer under the Benchmark 2024-V12 Pooling and Servicing Agreement, Midland may not take any action with respect to any “major decision” (as defined in the Benchmark 2024-V12 Pooling and Servicing Agreement) (a “V12 Major Decision”) or certain other actions as set forth in the Midland V12 Primary Servicing Agreement unless Midland has confirmed with the V12 Master Servicer that the V12 Master Servicer is either obligated to process or that the V12 Master Servicer and the special servicer under the Benchmark 2024-V12 Pooling and Servicing Agreement (the “V12 Special Servicer”) have mutually agreed that the V12 Master Servicer will process such request pursuant to the Benchmark 2024-V12 Pooling and Servicing Agreement. Following such confirmation, Midland may not permit or consent to any V12 Major Decision or take any other action requiring the approval of the V12 Master Servicer under the Midland V12 Primary Servicing Agreement without the prior written approval of the V12 Master Servicer. Such consent will be subject to the consent of the V12 Special Servicer to the extent set forth in the Benchmark 2024-V12 Pooling and Servicing Agreement. Midland will process and close any defeasance and obtain any required consent of the V12 Master Servicer to such defeasance. The V12 Master Servicer will be required to request any such approvals or any rating agency confirmation, if applicable.

During any such time that Midland is acting as the V12 Special Servicer under the Benchmark 2024-V12 Pooling and Servicing Agreement (if Midland were to be appointed as a successor to the V12 Special Servicer), and subject to the following paragraph, if pursuant to the Benchmark 2024-V12 Pooling and Servicing Agreement the V12 Master Servicer is responsible for processing any V12 Major Decision or certain other actions as set forth in the Midland V12 Primary Servicing Agreement, then Midland will be required to perform the obligations of the V12 Master Servicer with respect to such transaction (including dealing directly with, and obtaining the consent of, the V12 Special Servicer on matters for which the Benchmark 2024-V12 Pooling and Servicing Agreement requires the V12 Master Servicer to deal with, or obtain the consent of, the V12 Special Servicer) without the approval of the V12 Master Servicer, but subject to all requirements and restrictions set forth in the relevant provisions of the Benchmark 2024-V12 Pooling and Servicing Agreement and the paragraph below; provided, however, that Midland will be required to copy the V12 Master Servicer on all correspondence to the V12 Special Servicer and the related mortgagor regarding such matters and Midland will be required to prepare any package and analysis necessary to obtain any required rating agency confirmation and forward such package to the V12 Master Servicer. Midland will process and close any defeasance and obtain any required consent of the V12 Master Servicer to such defeasance. The V12 Master Servicer (not Midland) will deal with the Rule 17g-5 information provider and the applicable rating agencies to the extent required by the Benchmark 2024-V12 Pooling and Servicing Agreement with respect to such matters. Notwithstanding the foregoing, with respect to any assumption, transfer, defeasance, or certain other actions as set forth in the Midland V12 Primary Servicing Agreement for which the Benchmark 2024-V12 Pooling and Servicing Agreement does not require the V12 Master Servicer to obtain the consent or approval of the V12 Special Servicer, Midland will not be permitted to consent to any such action without the prior written consent of the V12 Master Servicer. With respect to any such proposed action requiring the consent of the V12 Master Servicer, Midland will be required to perform and forward to the V12 Master Servicer any analysis, recommendation or other information required to be prepared and/or delivered by the V12 Master Servicer and, if the V12 Master Servicer consents to any such modification, extension, waiver, consent or other action, Midland will close such transaction or grant such consent. Midland will not be permitted to permit any principal prepayment or defeasance with respect to any Midland V12 Serviced Loan without the written consent of the V12 Master Servicer.

In the event that Midland, in the good faith and reasonable judgment of the V12 Master Servicer, violates the servicing standard set forth in the Benchmark 2024-V12 Pooling and Servicing Agreement or otherwise commits a “Servicer Termination Event” under the Benchmark 2024-V12 Pooling and Servicing Agreement in connection with the granting or withholding of any approval as described in the prior paragraph, Midland thereafter will no longer be permitted to exercise the approval rights described in the prior paragraph and will thereafter be required to seek the approval of the V12 Master Servicer. Midland, in processing each of these transactions, will be required to apprise the V12 Master Servicer of its actions from time to time, to the extent and as further set forth in the Midland V12 Primary Servicing Agreement. Midland will also be required to provide all reasonable cooperation to the V12 Master Servicer in connection with the V12 Master Servicer’s duties under the Benchmark 2024-V12 Pooling and Servicing Agreement to oversee Midland as a sub-servicer.

Midland will also timely provide such certifications, reports and registered public accountant attestations required by the Midland V12 Primary Servicing Agreement or by the V12 Master Servicer to permit it to comply with the Benchmark 2024-V12 Pooling and Servicing Agreement and the depositor to comply with its Exchange Act reporting obligations.

With respect to all servicing responsibilities of the V12 Master Servicer under the Benchmark 2024-V12 Pooling and Servicing Agreement which are not being performed by Midland under the Midland V12 Primary Servicing Agreement, Midland will be required to reasonably cooperate with the V12 Master Servicer to facilitate the timely performance of such servicing responsibilities.

As compensation for its activities under the Midland V12 Primary Servicing Agreement, Midland will be paid a primary servicing fee with respect to the Midland V12 Serviced Loans only to the extent that the V12 Master Servicer receives the servicing fee with respect to such Midland V12 Serviced Loans under the Benchmark 2024-V12 Pooling and Servicing Agreement. Midland will be entitled to certain additional servicing compensation as further set forth in the Midland V12 Primary Servicing Agreement with respect to the Midland V12 Serviced Loans, including, but not limited to, a portion of modification fees, assumption fees and defeasance fees, but only from amounts to which the V12 Master Servicer is entitled under the Benchmark 2024-V12 Pooling and Servicing Agreement.

Neither Midland nor any partners, directors, officers, shareholders, members, managers, employees or agents of Midland (the “Midland Parties”) will be under any liability to the V12 Master Servicer for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Midland V12

Primary Servicing Agreement, or for errors in judgment. However, this will not protect the Midland Parties against any breach of warranties or representations made in the Midland V12 Primary Servicing Agreement, or against any liability that would otherwise be imposed on Midland by reason of its willful misconduct, bad faith, fraud or negligence (or by reason of any specific liability imposed under the Midland V12 Primary Servicing Agreement for a breach of the servicing standard under the Benchmark 2024-V12 Pooling and Servicing Agreement) in the performance of its duties under the Midland V12 Primary Servicing Agreement or by reason of its negligent disregard of its obligations or duties under the Midland V12 Primary Servicing Agreement. The Midland Parties will be indemnified by the V12 Master Servicer against any claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses (including, without limitation, costs and expenses of litigation and of enforcement of this indemnity, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) (collectively, the “Losses”) incurred by Midland in connection with any actual or threatened legal or administrative action (whether in equity or at law) or claim relating to the Midland V12 Primary Servicing Agreement, the Midland V12 Serviced Loans or the certificates or uncertificated interest issued under the Benchmark 2024-V12 Pooling and Servicing Agreement resulting from the V12 Master Servicer’s willful misconduct, bad faith, fraud, or negligence in the performance of duties under the Midland V12 Primary Servicing Agreement or negligent disregard of its obligations under the Midland V12 Primary Servicing Agreement. The Midland Parties will be indemnified by the BMARK 2024-V12 securitization trust, to the extent provided in the Benchmark 2024-V12 Pooling and Servicing Agreement, against any Losses incurred by Midland in connection with any actual or threatened legal or administrative action (whether in equity or at law) or claim relating to the Midland V12 Primary Servicing Agreement, the Midland V12 Serviced Loans, the certificates or uncertificated interest under the Benchmark 2024-V12 Pooling and Servicing Agreement, other than any Losses (i) that are specifically required to be borne by Midland without right of reimbursement pursuant to the terms of the Midland V12 Primary Servicing Agreement, (ii) that are incurred in connection with any breach of representation or warranty made by Midland in the Midland V12 Primary Servicing Agreement or (iii) that are incurred by reason of by reason of willful misconduct, bad faith, or negligence of Midland in the performance of its obligations or duties under the Midland V12 Primary Servicing Agreement or negligent disregard of obligations and duties under the Midland V12 Primary Servicing Agreement; provided, however, that the indemnification described in this sentence will be strictly limited to any actual amount of indemnification received by the V12 Master Servicer under the Benchmark 2024-V12 Pooling and Servicing Agreement as a result of pursuing the issuing entity formed under the Benchmark 2024-V12 Pooling and Servicing Agreement on behalf of Midland for such indemnification.

Midland will indemnify and hold harmless the V12 Master Servicer and its partners, directors, officers, shareholders, members, managers, employees or agents against any Losses incurred by the V12 Master Servicer in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to the Midland V12 Primary Servicing Agreement, the Benchmark 2024-V12 Pooling and Servicing Agreement, the certificates or uncertificated interest under the Benchmark 2024-V12 Pooling and Servicing Agreement by reason of (1) any breach by Midland of a representation or warranty made by Midland in the Midland V12 Primary Servicing Agreement or (2) any willful misconduct, bad faith, or negligence by Midland in the performance of its obligations or duties under the Midland V12 Primary Servicing Agreement or under the Benchmark 2024-V12 Pooling and Servicing Agreement or by reason of negligent disregard of such obligations and duties.

The Midland V12 Primary Servicing Agreement may be terminated with respect to a particular Midland V12 Serviced Loan or in certain cases the entire Midland V12 Primary Servicing Agreement only if any of the following occurs:

•	the V12 Master Servicer (or the depositor under the Benchmark 2024-V12 Pooling and Servicing Agreement to the extent that such depositor has the right to terminate Midland under the

Benchmark 2024-V12 Pooling and Servicing Agreement) elects to terminate Midland following an event of default under the Midland V12 Primary Servicing Agreement (which will generally be similar in nature and scope to the Servicer Termination Events described in the Prospectus under “Pooling and Servicing Agreement—Termination of the Master Servicer or Special Servicer for Cause—Servicer Termination Events”);

•	upon resignation by Midland in accordance with the terms of the Midland V12 Primary Servicing Agreement;
•	at the option of the purchaser of any Midland V12 Serviced Loan pursuant to the terms of the Benchmark 2024-V12 Pooling and Servicing Agreement; provided that any such termination pursuant to this clause will only be effective with respect to the purchased Midland V12 Serviced Loan and not with respect to the entire agreement;
•	upon the later of the final payment or other liquidation of the last Midland V12 Serviced Loan and disposition of all REO property and remittance of all funds thereunder;
•	upon termination of the Benchmark 2024-V12 Pooling and Servicing Agreement; or
•	by mutual consent of Midland and the V12 Master Servicer in writing.

Notwithstanding the foregoing, upon any termination of Midland, Midland will be entitled to receive all accrued and unpaid primary servicing fees through the date of termination and is required to cooperate fully with the V12 Master Servicer to transition primary servicing of the Midland V12 Serviced Loans to the V12 Master Servicer or its designee.

Item 6.02.	Change of Servicer or Trustee.

In the interest of transaction management it is noted that, effective December 31, 2024, as a result of the servicing change described under Item 1.01 above, Wells Fargo Bank, National Association is a servicer of more than 10% of the Mortgage Loans included in the Issuing Entity (by cut-off date principal balance), by virtue of its role as the master servicer under the BMO 2024-5C8 pooling and servicing agreement (as described in the Prospectus) with respect to the Colony Square Mortgage Loan, representing approximately 3.4% of the cut-off date principal balance, the ICONIQ Multifamily Portfolio Mortgage Loan, representing approximately 2.3% of the cut-off date principal balance, and as the master servicer under the Benchmark 2024-V12 Pooling and Servicing Agreement (as described above) with respect to the Hamburg Pavilion and Verde Apartments Mortgage Loans, collectively representing approximately 8.0% of the cut-off date principal balance.

Capitalized terms used in this section without definition or without previously being defined above have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2024, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Primary Servicing Agreement, dated as of December 1, 2024, by and between Midland Loan Services, a Division of PNC Bank, National Association and Wells Fargo Bank, National Association.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 2, 2025	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Schmidt
Name: Daniel Schmidt
Title: Chief Executive Officer